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                                 EXHIBIT 24.1


                      DIRECTORS AND CERTAIN OFFICERS OF
                          NATIONAL CITY CORPORATION

                      REGISTRATION STATEMENT ON FORM S-3
              FOR DEBT SECURITIES AND SHARES OF PREFERRED STOCK


                            ---------------------
                              POWER OF ATTORNEY
                            ---------------------


        The undersigned directors and officers of National City Corporation (the "Registrant") hereby constitute and appoint Thomas A. Richlovsky, David L. Zoeller, Carlton E. Langer, Dennis W. LaBarre and Seven D Guynn, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the registration of debt securities and of shares of Preferred Stock pursuant to a resolution of the Board of Directors of the Registrant adopted on April 25, 1994, and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

        EXECUTED this 25th day of April, 1994.




                                           David A. Daberko
- -------------------------------------      -------------------------------------
Edward B. Brandon                          David A. Daberko
Chairman and Chief Executive Officer;      President and Chief Operating
Director                                   Officer; Director


William R. Robertson                       Sandra H. Austin
- -------------------------------------      -------------------------------------
William R. Robertson                       Sandra H. Austin
Deputy Chairman; Director                  Director


James M. Biggar                            Charles H. Bowman
- -------------------------------------      -------------------------------------
James M. Biggar                            Charles H. Bowman, Ph.D.
Director                                   Director

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John G. Breen                              Richard E. Disbrow
- -------------------------------------      -------------------------------------
John G. Breen                              Richard E. Disbrow
Director                                   Director


Daniel E. Evans                            Otto N. Frenzel III
- -------------------------------------      -------------------------------------
Daniel E. Evans                            Otto N. Frenzel III
Director                                   Director


Joseph H. Lemieux                          A. Stevens Miles
- -------------------------------------      -------------------------------------
Joseph H. Lemieux                          A. Stevens Miles
Director                                   Director


Burnell R. Roberts                         Stephen A. Stitle
- -------------------------------------      -------------------------------------
Burnell R. Roberts                         Stephen A. Stitle
Director                                   Director



- -------------------------------------      -------------------------------------
Morry Weiss                                Robert G. Siefers
Director                                   Executive Vice President and Chief
                                           Financial Officer


- -------------------------------------
Thomas A. Richlovsky
Senior Vice President and Treasurer




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